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                                                                   Exhibit 10.20

                                                                       EXHIBIT A
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                               THERMA-WAVE, INC.
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                      1997 STOCK PURCHASE AND OPTION PLAN
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           1.    Purpose of Plan. This 1997 Stock Purchase and Option Plan (the
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"Plan") of Therma-Wave, Inc. (the "Company") is designed to provide incentives
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to such present and future employees, directors, consultants or advisers of the
Company or its subsidiaries ("Participants"), as may be selected in the sole
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discretion of the Company's board of directors, through the grant of Options by the Company to Participants or through the sale of Common Stock to Participants. Only those Participants who are employees of the Company and its Subsidiaries shall be eligible to receive incentive stock options.

           2.    Definitions.  Certain terms used in this Plan have the meanings
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set forth below:

          "Board" means the Company's board of directors.
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          "Code" means the Internal Revenue Code of 1986, as it may be amended
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from time to time.

          "Class A Common" means the Company's Class A Common Stock, par value
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$.01 per share.

          "Class B Common" means the Company's Class B Common Stock, par value
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$.01 per share.

          "Class L Common" means the Company's Class L Common Stock, par value
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$.01 per share.

          "Common Stock" means the Class A Common, the Class B Common and the
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Class L Common.

          "Fair Market Value" of a share of Common Stock means the market value
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as determined in good faith by the Board; provided that this definition shall not apply to any other agreement under which Common Stock is issued or under any Option grant if "Fair Market Value" is otherwise defined in such agreement or Option grant.

          "Option" means any option enabling the holder thereof to purchase any
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class of Common Stock from the Company granted by the Board pursuant to the provisions of this Plan. Options to be granted under this Plan may be incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") or in such other form, consistent with this Plan, as the Board may determine.
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          "Option Shares" means any shares of Common Stock issued hereunder upon
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exercise of Options.

          "Subsidiary" means any corporation of which shares of stock having a
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majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through its Subsidiaries.

           3.    Grant of Options. The Board shall have the right and power to
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grant to any Participant Options at any time prior to the termination of this
Plan in such quantity, at such price, on such terms and subject to such conditions that are consistent with this Plan and established by the Board. Options granted under this Plan shall be subject to such terms and conditions and evidenced by agreements as shall be determined from time to time by the Board.

           4.    Sale of Common Stock. The Board shall have the power and
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authority to sell to any Participant any class or classes of Common Stock at any time prior to the termination of this Plan in such quantity, at such price, on such terms and subject to such conditions that are consistent with this Plan and established by the Board. Common Stock sold under this Plan shall be subject to such terms and evidenced by agreements as shall be determined from time to time by the Board.

           5.    Administration of the Plan. The Board shall have the power and
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authority to prescribe, amend and rescind rules and procedures governing the administration of this Plan, including, but not limited to the full power and authority (i) to interpret the terms of this Plan, the terms of any Options granted under this Plan, and the rules and procedures established by the Board governing any such Options and (ii) to determine the rights of any person under this Plan, or the meaning of requirements imposed by the terms of this Plan or any rule or procedure established by the Board. Each action of the Board which shall be binding on all persons.

           6.    Limitation on the Aggregate Number of Shares. The number of
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shares of Common Stock issued under this Plan (including the number of shares of
Common Stock with respect to which Options may be granted under this Plan (and which may be issued upon the exercise or payment thereof)) shall not exceed, in the aggregate, 3,000,000 shares of Class A Common and 3,000,000 shares of Class
B Common (as such numbers are equitably adjusted pursuant to paragraph 11 hereof). If any Options expire unexercised or unpaid or are canceled, terminated or forfeited in any manner without the issuance of Common Stock or payment thereunder, the shares with respect to which such Options were granted shall again be available under this Plan. Similarly, if any shares of Common Stock issued hereunder upon exercise of Options are repurchased hereunder, such shares shall again be available under this Plan for reissuance as Options. Shares of Common Stock to be issued upon exercise of the Options or shares of Common Stock to be sold directly hereunder may be either authorized and unissued shares, treasury shares, or a combination thereof, as the Board shall determine.

           7.    Incentive Stock Options. All Incentive Stock Options (i) shall
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have an exercise price per share of Common Stock of not less than 100% of the
Fair Market Value of such share on the date of grant, (ii) shall not be exercisable more than ten years after the date of grant, (iii)

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shall not be transferable other than by will or under the laws of descent and distribution and, during the lifetime of the Participant to whom such Incentive Stock Options were granted, may be exercised only by such Participant (or his guardian or legal representative), and (iv) shall be exercisable only during the Participant's employment by the Company or a Subsidiary, provided, that the Board may, in its discretion, provide at the time that an Incentive Stock Option is granted that such Incentive Stock Option may be exercised for a period ending no later than either (x) the termination of this Plan in the event of the Participant's death while an employee of the Company or a Subsidiary, or (y) the date which is three months after termination of the Participant's employment for any other reason. The Board's discretion to extend the period during which an Incentive Stock Option is exercisable shall only apply if and to the extent that
(i) the Participant was entitled to exercise such Option on the date of termination, and (ii) such Option would not have expired had the Participant continued to be employed by the Company or a Subsidiary. To the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

           8.    Listing, Registration and Compliance with laws and Regulations.
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Each Option shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of such Option or the issue or purchase of shares thereunder, no such Option may be exercised or paid in Common Stock in whole or in part unless such listing, registration, qualification, consent or approval (a "Required Listing") shall have been
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effected or obtained, and the holder of the Option will supply the Company with such certificates, representations and information as the Company shall request which are reasonably necessary or desirable in order for the Company to obtain such Required Listing, and shall otherwise cooperate with the Company in obtaining such Required Listing. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Board may at any time impose any limitations upon the exercise of an Option which, in the Board's discretion, are necessary or desirable in order to comply with Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Board may, in its discretion and without the consent of the holders of any such Options, so reduce such period on not less than 15 days' written notice to the holders thereof.

           9.    Cash Payments Upon Exercise. Options which are not Incentive
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Stock Options may, in the Board's discretion, provide that the holder thereof, as soon as practicable after the exercise of the Options will receive, in lieu of any issuance of Common Stock, a cash payment in such amount as the Board may determine, but not more than the excess of the Fair Market Value of a share of Common Stock (on the date the holder recognizes taxable income) over the Option's exercise price multiplied by the number of shares as to which the Option is exercised.

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           10.   Organic Change.  Except as otherwise provided in this Plan, any
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recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Except as otherwise provided in this Plan, after the
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consummation of any Organic Change, each Participant holding Options shall thereafter have the right to acquire and receive upon exercise thereof, rather than the Option Shares immediately theretofore acquirable and receivable upon exercise of such Participant's Options, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Option Shares immediately theretofore acquirable and receivable upon exercise of such Participant's Options had such Organic Change not taken place. Except as otherwise provided in this Plan, in any such case, the Company shall make appropriate provision with respect to such Participant's rights and interests to insure that the provisions hereof (including this Section 10) shall thereafter be applicable to the Options (including, in the case of any such Organic Change in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the value for the Common Stock reflected by the terms of such Organic Change and a corresponding immediate adjustment in the number of Option Shares acquirable and receivable upon exercise of the Options, if the value so reflected is less than the Fair Market Value of the Common Stock in effect immediately prior to such Organic Change).

           11.   Adjustment for Change in Common Stock. In the event of a
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reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in the Common Stock, the Board shall make appropriate changes in the number and type of shares authorized by this Plan, the number and type of shares covered by outstanding Options and the prices specified therein.

           12.   Taxes.  The Company shall be entitled, if necessary or
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desirable, to withhold (or secure payment from the Plan participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any amount payable and/or shares issuable under this Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction.

           13.   Termination of Options. Unless otherwise expressly provided in
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any grant of Options pursuant to this Plan, upon a Sale of the Company (as defined below) or upon termination of the Participant's employment for any reason, the Board may (i) terminate such Participant's Options without payment of any kind; (ii) terminate such Participant's Options for a cash payment in such amount as the Board may determine, but not more than the excess of the Fair Market Value of a share of Common Stock (on the date of such Sale of the Company or such termination) over the Option's exercise price multiplied by the number of Options to be terminated; or (iii) immediately vest any unvested Options held by such Participant, causing such Options to become immediately exercisable. Notwithstanding anything to the contrary contained in this paragraph, paragraph 14 shall not apply to Incentive Stock Options.

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           For purposes of this paragraph, "Sale of the Company" means any
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transaction involving the Company and a third party or affiliated group of third parties pursuant to which such party or parties acquire (i) a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of Company's Board (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

           For purposes of this paragraph,  "Person" means an individual, a
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partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

           14.   Termination and Amendment. The Board at any time may suspend or
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terminate this Plan and make such additions or amendments as it deems advisable under this Plan, except that they may not, without further approval by the Company's stockholders, (a) increase the maximum number of shares as to which Options may be granted under this Plan, except pursuant to paragraph 11 above or
(b) extend the term of this Plan; provided that, subject to paragraph 8 hereof, the Board may not change any of the terms of a written agreement with respect to an Option between the Company and the holder of such Option without the approval of the holder of such Option. No Options shall be granted or shares of Common Stock issued hereunder after May 16, 2007; provided that, if the term of this Plan is otherwise extended, no Incentive Stock Options shall be granted hereunder after May 16, 2007.

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